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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 14, 2005
                Date of Report (Date of earliest event reported)

                               __________________

                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                         1-8696                  36-2664428
(State or other jurisdiction of      (Commission              (I.R.S. Employer
     incorporation)                  File Number)            Identification No.)

                 1960 Bronson Road, Fairfield, Connecticut 06824
               (Address of principal executive offices) (Zip Code)

                                 (203) 255-6044
              (Registrant's telephone number, including area code)

                               __________________

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

      On June 14, 2005, John B. Nano ceased serving as the President and Chief Executive Officer of Competitive Technologies, Inc. (the "Company"), and therefore the Amended and Restated Employment Agreement between Mr. Nano and the Company effective as of August 1, 2004 (the "Employment Agreement") may be deemed to have been terminated. The Employment Agreement between the Company and John B. Nano effective as of August 1, 2004, filed as Exhibit 10.6 to the Company's Form 10-K dated October 29, 2004, is incorporated by reference in this
Item 1.02 pursuant to General Instruction B.3 of Form 8-K.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Reference is made to Item 1.02 of this Form 8-K, which is incorporated herein by reference.

      (b) On June 14, 2005, Mr. John B. Nano, President, Chief Executive Officer and a director of the Company, ceased serving as President and Chief Executive Officer of the Company.

      (c) On June 14, 2005, Dr. Donald J. Freed, 62, was appointed as President and Chief Executive Officer of the Company on an interim basis. To the extent required by Item 5.02 of Form 8-K, the Company's Definitive Proxy Statement on
Schedule 14A filed November 24, 2004 is incorporated herein by reference. There are no family relationships between Dr. Freed and any of the Company's directors and executive officers. There are no transactions between Dr. Freed and the Company which the Company is required to report in which Dr. Freed has a direct or indirect material interest.

      To the extent required by Item 5.02 of Form 8-K, the Employment Agreement between the Company and Dr. Freed, dated September 27, 2004, a copy of which was filed as Exhibit 10.1 to registrant's Form 8-K dated September 27, 2004, is incorporated by reference in this Item 5.02 pursuant to General Instruction B.3 of Form 8-K.


Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

Exhibit No.                Description
-----------                -----------

Exhibit 99.1               Press release dated June 14, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COMPETITIVE TECHNOLOGIES, INC.


Date:    June 15, 2005                        By: /s/ Donald J. Freed
                                                  -------------------
                                                  Name:  Donald J. Freed
                                                  Title: President and
                                                  Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

Exhibit 99.1               Press release dated June 14, 2005